AMENDING AGREEMENT NO. 2

THIS AMENDING AGREEMENT is entered into as of the 11th day of February, 2013

BETWEEN:	BANK OF MONTREAL

(the "Lender")

AND EACH OF:	PIONEER ELECTROGROUPCANADA INC., a Canadian corporation

PIONEER TRANSFORMERS LTD., a Canadian corporation

BEMAG TRANSFORMER INC., a Canadian corporation

(collectively, the "Borrowers")

WHEREAS the Lender and the Borrowers have entered into a letter loan agreement dated June 28, 2011, as amended by a first amending agreement dated December 7, 2012 pursuant to which the Lender agreed to grant the Facilities to the Borrowers (collectively, the ''Letter Loan Agreement");

WHEREAS each of Pioneer Transformers Ltd. and Bernard Granby Realty Inc. amalgamated on January 1st, 2013 and Pioneer Transformers Ltd. is the corporation resulting from such amalgamation.

WHEREAS the parties wish to amend the Letter Loan Agreement to reflect such amalgamation and to amend other terms and conditions of the Letter Loan Agreement;

NOW THEREFORE in consideration of the mutual covenants herein set forth, it is agreed as follows:

ARTICLE 1
INTERPRETATION

1.1	All capitalized terms herein, unless otherwise expressly defined herein, shall have the meanings ascribed to them in the Letter Loan Agreement.
1.2	The Letter Loan Agreement and all documents or agreements incidental or rela.ted thereto shall henceforth be read and construed in conjunction with this Agreement; and the Letter Loan Agreement and this Agreement shall henceforth have effect as far as practicable as though the provisions thereof were contained in one instrument.

1.3	All the terms, conditions and provisions of the Letter Loan Agreement not otherwise amended by this Agreement shall remain unchanged and have full force and effect.

ARTICLE 2

AMENDMENTS TO THE LETTER LOAN AGREEMENT

2.1	The section "BORROWERS" of the Letter Loan Agreement is hereby deleted and replaced by the following:

“BORROWERS:	Pioneer Electrogroup Canada Inc. (“Electrogroup")

Pioneer Transformers Ltd. (“Transformers")

Bemag Transformer Inc. ("Bemag”)

(Electrogroup, Transformers and Bemag, collectively the "Borrowers")"

2.2	The section "GUARANTORS" of the Letter Loan Agreement is hereby deleted and replaced by the following:

“GUARANTORS:	The Borrowers and any other present or future Subsidiaries of the Borrowers (collectively, the "Guarantors")"

2.3	The section "SECURITY" of the Letter Loan Agreement is hereby deleted and replaced by the following:

“SECURITY:	All amounts owing from time to time under or pursuant to any of the Facilities shall be secured at all times by the following Security Documents :

-	First ranking hypothec in the amount of $25,000,000 on the universality of all present and future immovable property and movable property of the Obligors including, without limitation, the immovable property of Bemag located at 33 Racine, Farnham, Quebec, but excluding the immovable property of Transformers located at 612 Bernard Road, Granby, Quebec (the “Granby Property”);
-	Security under section 427 of the Bank Act by the Borrowers;
-	Movable hypothec and pledge by Electrogroup on all shares of the other Borrowers;
-	General Security Agreement by Transformers registered in the Province of Ontario;
-	General Security Agreement by Bemag registered in the Province of British Columbia;
-	Cross corporate guarantee by each Borrower.

Unless otherwise specifically indicated herein, all such security shall be first-ranking, subject only to Permitted Encumbrances."

2.4	In the section "NO NOVATION" of the Letter Loan Agreement, the words "and Granby'' are deleted.

2.5	In Schedule II of the Letter Loan Agreement, the reference to "Pioneer Wind Energy Systems Inc." in the first paragraph is deleted.

2.6	In paragraph 1.15 of Schedule III (REPRESENTATIONS AND WARRANTIES) of the Letter Loan Agreement, the reference to each of Pioneer Wind Energy Systems Inc., 7834080 Canada Inc. and Bernard Granby Realty Inc. is deleted.

2.7	In Schedule VI (NEGATIVE COVENANTS) of the Letter Loan Agreement, paragraph 1.11 is deleted and replaced with the following:

“1.11	make or pay any Distributions for an amount exceeding 50% of Electrogroup's previous year's net income on a consolidated basis (non cumulative) and without duplication for the calculation of Distributions."

ARTICLE 3

GENERAL PROVISIONS

3.1	Novation: It is expressly understood and agreed between the parties hereto that this Agreement does not constitute a novation of the terms and conditions of the Facilities, the Letter Loan Agreement or the other Loan Documents, the Lender hereby reserving all of its rights and recourses under the Facilities, the Letter Loan Agreement and the other Loan Documents. Nothing set forth in this Agreement shall, except as specifically set forth herein, be construed as altering the obligations of the Obligors under the Facilities, the Letter Loan Agreement and the other Loan Documents. Nothing herein shall in any way release the Obligors from their obligations to the Lender under the Facilities, the Letter Loan Agreement and the other Loan Documents.

3.2	Execution in Counterparts: This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

3.3	Governing Law: This Agreement shall be governed by and construed in accordance with the Laws of the Province of Quebec and the federal laws of Canada applicable therein.

3.4	Language: The parties hereby confirm their express wish that this Agreement and all the documents and agreements directly or indirectly related thereto be drawn up in English. Les parties reconnaissent leur volonté expresse que la présente convention ainsi que tous les documents et conventions qui s’y rattachent directement ou indirectement soient rédigés en langue anglaise.

S - 1

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day, month and year first above written.

LENDER:

BANK OF MONTREAL

By:	/s/ Martin Bazinet
Name: Martin Bazinet
Title: Directeur / Director

Signature page

Am ending Agreement No. 2

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ACCEPTANCE

Wc hereby accept the foregoing terms and conditions.

Signed in Montreal, Quebec, this day of February, 2013

BORROWERS AND GUARANTORS

PIONEER ELECTROGROUP CANADA INC.,

herein acting and represented by its shareholder Pioneer Power Solutions, Inc.

By:	/s/ Andrew Minkow
duly authorized
Name: Andrew Minkow
Title: CFO

PIONEER TRANSFORMERS LTD.

By:	/s/ James A. Wilkins
duly authorized
Name: James A. Wilkins
Title: Vice-President

BEMAG TRANSFORMER INC.

By:	/s/ James A. Wilkins
duly authorized
Name: James A. Wilkins
Title: Vice-President

Signature page

Am ending Agreement No. 2